Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Emmis Operating Company (the “Company”), that, to his knowledge:

     (1) the Annual Report of the Company on Form 10-K/A for the fiscal year ended February 28, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2004

/s/	JEFFREY H. SMULYAN
Jeffrey H. Smulyan
Chairman of the Board, President and
Chief Executive Officer

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